SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
         [X]  Preliminary Proxy Statement
         [  ] Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
         [  ] Definitive Proxy Statement
         [  ] Definitive Additional Materials
         [  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        SWISHER INTERNATIONAL GROUP INC.
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                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [  ] No fee required.
         [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1) Title of each class of securities to which transaction applies:

                   Class A Common Stock, par value $0.01 per share
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              (2)  Aggregate number of securities to which transaction applies:

                   Approximately 5,778,300 shares of Class A Common Stock*
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              (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                   $9.50
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              (4)  Proposed maximum aggregate value of transaction:

                   $54,893,850*
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              (5)  Total fee paid:

                   $ 10,978.77**
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         [  ] Fee paid previously with preliminary materials.

         [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              (1)  Amount Previously Paid:

                   $10,978.77

              (2)  Form, Schedule or Registration Statement No.:

                   Schedule 13E-3 (Preliminary Proxy Statement filed therewith as Exhibit 17(d))

              (3)  Filing Party:

                   Swisher International Group Inc.
                   SIGI Acquisition Corporation
                   Hay Island Holding Corporation

              (4)  Date Filed:

                   January 29, 1999

 * For purposes of calculating the filing fee only. This calculation assumes the purchase of approximately 5,778,300 shares of Class A Common Stock of Swisher International Group Inc. at $9.50 per share.

 ** The amount of the filing fee, calculated in accordance with Regulation
    240.0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of one percent of the value of the maximum number of shares proposed to be purchased as described in the Preliminary Proxy Statement.


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